Exhibit 1

Joint Filing Agreement

The undersigned hereby agree to make joint filings of Form 13D with the U.S. Securities and Exchange Commission with respect to their beneficial ownership of the common stock, no par value, of Spectrum Signal Processing, Inc., including all amendments thereto.

Date: January 9, 2003

                                       LEVITICUS PARTNERS, L.P.

                                       By: AMH EQUITY, LLC, its general partner

                                       By: /s/ Adam Hutt
                                          ----------------------
                                          Name: Adam Hutt
                                          Title: Managing Member

                                       AMH EQUITY, LLC

                                       By: /s/ Adam Hutt
                                          ----------------------
                                          Name: Adam Hutt
                                          Title: Managing Member

                                           /s/ Adam Hutt
                                          ----------------------
                                          Adam Hutt